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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 30, 2006




                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)



 NEW JERSEY                         000-29341                    51-0471976
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 (State of                         (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                     07747
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:         (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

iVoice, Inc announced on March 30, 2006 that it had entered into a Letter of Intent to acquire microMEDIA Imaging Systems, a document imaging and scanning service company whose capabilities include indexing and online document hosting.

On May 16, 2006, both parties mutually terminated the Letter of Intent with all obligations between the parties terminated.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



IVOICE, INC,


Date: May 17, 2006                  By: /s/ Jerome R. Mahoney
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                                        Jerome R. Mahoney
                                        President, Secretary and
                                        Chief Executive Officer